EXHIBIT 99.3

                                     WARRANT


NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF NOR ANY INTEREST OR PARTICIPATION HEREIN HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (OR FOLLOWING RECEIPT BY ECOM CAPITAL, INC. OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ECOM CAPITAL, INC. THAT SUCH REGISTRATION IS NOT REQUIRED), APPLICABLE STATE SECURITIES LAWS AND THE TERMS AND CONDITIONS HEREOF. THE HOLDER OF THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE RESTRICTIONS HEREIN SET FORTH.



                               WARRANT TO PURCHASE
                                  COMMON STOCK
                              OF ECOM CAPITAL, INC.
                              ---------------------

         This certifies that, for good and valuable consideration received, Change Technology Partners, Inc. (the "Warrantholder"), is entitled to purchase from eCom Capital, Inc., a corporation incorporated under the laws of Delaware (the "Company"), subject to the terms and conditions hereof, at any time before 5:00 P.M., New York time, on the Expiration Date (as defined below), 482,955 of fully paid and nonassessable shares of Common Stock (par value $0.01) of the Company (the "Common Stock") (such aggregate number of shares of Common Stock referred to collectively as the "Warrant Shares"), at the Exercise Price (as defined herein). The Exercise Price and the number of shares purchasable hereunder are subject to adjustment as provided in Article IV hereof.

         This Warrant is being issued in consideration for and in connection with the issuance of that certain Promissory Note, dated August 28, 2001, by the Company in favor of the Warrantholder.

                                    ARTICLE I

         SECTION 1.01: DEFINITION OF TERMS. As used in this Warrant, the following capitalized terms shall have the following respective meanings.

                  (a) BUSINESS DAY: A day other than a Saturday, Sunday or other day on which banks in the State of New York are authorized by law to remain closed.

                  (b) CASHLESS EXERCISE: As defined in Article II.

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

                  (c) CASHLESS EXERCISE RATIO: As defined Article II.

                  (d) COMMON STOCK: Common Stock, par vale $0.01 per share, of the Company.

                  (e) COMMON STOCK EQUIVALENTS: Securities that are convertible into or exercisable for shares of Common Stock.

                  (f) COMPANY: eCom Capital, Inc.

                  (g) CURRENT MARKET PRICE: On any date of determination means the closing bid price of a Common Stock on such day as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, a price determined in good faith by the Board of Directors of the Company as being equal to the fair market value thereof, as the case may be, for five (5) trading days immediately preceding the date of exercise.

                  (h) EXERCISE PRICE: $1.125 per share, subject to adjustment from time to time pursuant to the provisions of Article IV hereof.

                  (i) EXPIRATION DATE: August 28, 2011 (or, if such day is not a Business Day, the next following Business Day).

                  (j) PERSON: An individual, partnership, joint venture, limited liability company, corporation, trust, unincorporated organization or government or any department or agency thereof.

                  (k) SEC: The Securities and Exchange Commission.

                  (l) SECURITIES ACT: The Securities Act of 1933, as amended.

                  (m) WARRANTS: This Warrant and all other warrants that may be issued in its place (together evidencing the right to purchase the Warrant Shares, subject to adjustment from time to time in accordance with Article IV).

                  (n) WARRANT SHARES: Common Stock issuable upon exercise of the Warrants.

                                   ARTICLE II
                        DURATION AND EXERCISE OF WARRANT

         SECTION 2.01: DURATION OF WARRANT. Subject to the terms contained herein, this Warrant may be exercised at any time prior to 5:00 p.m., New York City time, on the Expiration Date. If

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

this Warrant is not exercised prior to 5:00 p.m., New York City time, on the Expiration Date, it shall become void, and all rights hereunder shall thereupon cease.

         SECTION 2.02: EXERCISE OF WARRANT.

                  (a) The Warrantholder may exercise this Warrant (i) upon surrender of this Warrant with the subscription form in the form of ANNEX A hereto (the "Subscription Form") hereon duly executed, to the Company at its principal office in New York, New York, together with the full Exercise Price for each share of Common Stock to be purchased in lawful money of the United States, wire transfer or by certified check drawn on a United States bank, payable in the United States Dollars to the order of the Company and upon compliance with and subject to the conditions set forth herein, or (ii) upon the surrender of this Warrant with the Subscription Form and without payment of the full Exercise Price in cash, for such number of shares of Common Stock equal to the product of (1) the number of Warrant Shares for which this Warrant is exercisable with payment in cash of the full Exercise Price as of the date of exercise and (2) the Cashless Exercise Ratio. For purposes of this Warrant, the "Cashless Exercise Ratio" shall equal a fraction, the numerator of which is the excess of the Current Market Price per share of the Common Stock on the date of exercise over the Exercise Price per share as of the date of exercise and the denominator of which is the Current Market Price per share of the Common Stock on the date of exercise. An exercise of this Warrant in accordance with
         (ii) in the first sentence of this Section 2.02(a) is hereafter called a "Cashless Exercise". This Warrant may be exercised only once and must be for all Warrant Shares.

                  (b) Upon receipt of this Warrant with the Subscription Form duly executed and accompanied by payment of the aggregate Exercise Price for the shares of Common Stock, or by compliance with the Cashless Exercise requirements in Section 2.02(a), as applicable, for which this Warrant is then being exercised, the Company will cause to be issued certificates for the total number of whole shares of Common Stock for which this Warrant is being exercised, or such number due to Warrantholder as per the Cashless Exercise provision in Section 2.02, as applicable, in such denominations as are required for delivery to the Warrantholder, and the Company shall thereupon deliver such certificates to the Warrantholder. Notwithstanding any provision herein to the contrary, the Company shall not be required to register any shares in the name of any Person who acquires this Warrant or any Warrant Shares otherwise than in accordance with this Warrant.

                  (c) All shares of Common Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws).

                  "The securities registered by this stock certificate have not been registered under the Securities Act of 1933 (the "Act") or applicable state securities laws (the "State Acts") and shall not be sold, pledged, hypothecated, donated or otherwise transferred by

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

                  the Warrantholder except upon the issuance to the Company of a favorable opinion of its counsel as may be satisfactory to counsel for the Company, to the effect that any such transfer shall not be in violation of the Act and the State Acts."

                  (d) The Company covenants and agrees that it will pay when due and payable any and all taxes which may be payable in respect of the issue of this Warrant or in respect of the issue of any Warrant Shares. The Company shall not, however, be required to pay any tax imposed on income or gross receipts or any tax which may be payable in respect of any transfer involved in the issuance or delivery of this Warrant or of Warrant Shares in a name other than that of the Warrantholder at the time of surrender and, until the payment of such tax, shall not be required to issue such Warrant Shares.

         SECTION 2.03:     TRANSFER OF WARRANT.

                  (a) This Warrant may not be transferred or assigned in whole or in part without consent of the Company and compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act, title to this Warrant may be transferred by endorsement and delivery in the same manner as a negotiable instrument transferrable by endorsement and delivery.

                  (b) On surrender of this Warrant for exchange, properly endorsed and subject to the provisions of this Warrant with respect to compliance with the Securities Act and with the limitations on assignments and transfers contained in this Article II, the Company at its own expense shall issue to or on the order of the Warrantholder a new warrant or warrants of the like tenor, in the name of the Warrantholder (on payment by the Warrantholder of any applicable transfer taxes) as he may direct, for the number of shares issuable upon exercise hereof.

                                   ARTICLE III
            WARRANTHOLDER'S REPRESENTATIONS, WARRANTIES AND COVENANTS

         SECTION 3.01: WARRANTHOLDER REPRESENTATIONS, WARRANTIES AND COVENANTS. Warrantholder represents and warrants to and covenants and agrees with the Company as follows:

                  (a) Warrantholder is purchasing this Warrant and the Warrant Shares (this Warrant and Warrant Shares are together, the "Securities") for its own account, for investment purposes only and not with a view towards or in connection with the public sale or distribution thereof in violation of the Securities Act.

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

                  (b) Warrantholder is (i) an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, (ii) experienced in making investments of the kind contemplated by this Warrant, (iii) capable, by reason of its business and financial experience, of evaluating the relative merits and risks of an investment in the Securities, and (iv) able to afford the loss of its investment in the Securities.

                  (c) Warrantholder understands that the Securities are being offered and sold by the Company in reliance on an exemption from the registration requirements of the Securities Act and equivalent state securities and "blue sky" laws, and that the Company is relying upon the accuracy of, and Warrantholder's compliance with, Warrantholder's representations, warranties and covenants set forth in this Warrant to determine the availability of such exemption and the eligibility of Warrantholder to purchase the Securities.

                  (d) Warrantholder acknowledges that in making its decision to purchase the Securities it has been given an opportunity to ask questions of and to receive answers from the Company's executive officers, directors and management personnel concerning the terms and conditions of the private placement of the Securities by the Company.

                  (e) Warrantholder understands that the Securities have not been approved or disapproved by the SEC or any state securities commision and that the foregoing authorities have not reviewed any documents or instruments in connection with the offer and sale to it of the Securities and have not confirmed or determined the adequacy or accuracy of any such documents or instruments.

                  (f) The Warrantholder will not offer, sell or otherwise dispose of this Warrant or Warrant Shares except under circumstances that will not result in a violation of the Securities Act or any state securities laws.

         SECTION 3.02. COMPANY REPRESENTATIONS, WARRANTIES AND COVENANTS. The Company represents and warrants to and covenants and agrees with the Warrantholder as follows:

                  (a) The Company (i) is a corporation formed on August 10, 1999 in Delaware, (ii) is a wholly-owned subsidiary of Franklin Capital Corporation, a Delaware corporation ("Parent"), with Parent owning 100% of the outstanding common stock of Company, (iii) has conducted no business prior to the date hereof, (iv) has incurred no liabilities prior to the date hereof, except for corporate franchise taxes which have been fully paid, (v) has the corporate power and authority and the legal right to own or lease and operate its property and to conduct the business in which it is currently engaged and (vi) is in compliance in all material respects with all laws, rules and regulations applicable to it.

                  (b) The execution, delivery and performance by the Company of this Warrant (i) are within the Company's corporate powers, and (ii) have been duly authorized by all necessary corporate action.

                  (c) Other than the parties to this Warrant (as set forth in the preamble to this Warrant), no consent of any person and no authorization or approval or other action by, and no

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

         notice to or filing or registration with, any governmental authority or regulatory body is required in connection with the execution, delivery and performance by the Company of this Warrant or the taking of any action contemplated hereby.

                  (d) This Warrant constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                  (e) The execution, delivery and performance by the Company of this Warrant do not contravene the terms of its certificate of incorporation or bylaws and do not violate, conflict with or result in any breach or contravention of, or the creation of any lien under, any law, statute or regulation applicable to the Company.

                  (f) The number of Warrant Shares that are issuable upon the exercise of this Warrant (as set forth in the preamble to this Warrant) is equal to twelve and one half percent (12.5%) of the total issued and outstanding capital stock of the Company, as of the date hereof, calculated on a fully diluted, as converted basis without taking into account this Warrant or the Warrant Shares.


                                   ARTICLE IV
                 CHAPTER 1 ADJUSTMENT OF SHARES OF COMMON STOCK

                        PURCHASABLE AND OF EXERCISE PRICE

         The Exercise Price and the number and kind of Warrant Shares shall be subject to adjustment from time to time upon the happening of certain events as provided in this Article IV.

         SECTION 4.01:     MECHANICAL ADJUSTMENTS.

                  (a) If at any time prior to the full exercise of this Warrant, the Company shall (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock; (ii) subdivide its outstanding Common Stock into a greater number of shares; (iii) combine its outstanding Common Stock into a smaller number of shares; or (iv) issue any shares in a reclassification of the Common Stock (other than any such event for which an adjustment is made pursuant to any other Section of this Article IV or a reclassification of par to no par value or the like), the total number of shares of Common Stock purchasable upon the exercise of this Warrant shall be adjusted so that, upon the subsequent exercise of this Warrant in full, the Warrantholder shall be entitled to receive at the same aggregate Exercise Price the number of shares of Common Stock which he would have owned or have been entitled to receive immediately following the happening of any of the events described above had this Warrant been exercised in full immediately prior to the happening of such event. Any adjustment made pursuant to this Section 4.01 shall, in the case of a stock dividend or distribution, become effective as of the record date therefor and, in the case of a subdivision or combination, shall be made effective as of the effective date thereof. Such adjustment shall be made successively whenever any event listed in this paragraph 4.01(a) shall occur.

                  (b) In the event of any adjustment of the total number of shares of Common Stock purchasable upon the exercise of this Warrant pursuant to Section 4.01(a), the Exercise Price per share applicable to this Warrant shall be adjusted to the amount resulting from dividing the number of shares covered by this Warrant immediately after such adjustment into the total amount payable upon exercise of this Warrant in full immediately prior to such adjustment.

                  (c) In case the Company shall hereafter fix a record date for making a distribution to the holders of the Common Stock of assets or evidences of its indebtedness (excluding cash dividends or distributions out of earnings and dividends or distributions referred to in paragraph (a) of this Section 4.01) or Common Stock subscription rights, options or warrants for Common Stock or Common Stock Equivalents, then in each such case, the Exercise Price in effect after such record date shall be adjusted to the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding at such time multiplied by the fair market value per share (as determined in good faith by the Company's Board of Directors) of the Company, less the fair market value (as determined in good faith by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such Common Stock subscription rights, option and warrants or of such Common Stock Equivalents, and the denominator of which shall be the total number of shares of Common Stock outstanding at such time multiplied by the fair market value per share (as determined in good faith by the Company's Board of Directors) of the Company. Such adjustment shall be made successively whenever the record date for such a distribution is fixed and shall become effective immediately after such record date.

                  (d) Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to paragraph (c) of this Section 4.01, the total number of shares of Common Stock purchasable upon the exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares then issuable upon exercise of the Warrant by the Exercise Price in effect on the date thereof and dividing the product so obtained by the Exercise Price as adjusted.

                  (e) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($.01) in such price; provided, however, that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4.01 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Notwithstanding anything in this Section 4.01 to the contrary, the Exercise Price shall not be reduced to less than the then existing par value of the Common Stock as a result of any adjustment made hereunder.

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

         SECTION 4.02: OTHER CHANGES. In case the Company shall, at any time or from time to time, after the issuance of this Warrant but prior to the exercise hereof, take any action affecting its Common Stock similar to or having an effect similar to any of the actions described in Section 4.01 or 4.05 (but not including any action described in any such Sections) and the Board of Directors in good faith determines that it would be equitable in the circumstances to adjust the Exercise Price and the number and kind of Warrant Shares as a result of such action, then, and in each such case, the Exercise Price and the number and kind of Warrant Shares shall be adjusted in such manner and at such time as the Board of Directors in good faith determines would be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the Warrantholder).

         SECTION 4.03: NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or the Exercise Price is adjusted as herein provided, the Company shall prepare and deliver to the Warrantholder a certificate signed by the President, any Vice President, Treasurer or Secretary, setting forth the adjusted number of shares purchasable upon the exercise of this Warrant and the Exercise Price of such shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

         SECTION 4.04: NO ADJUSTMENT FOR DIVIDENDS. No adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

         SECTION 4.05: PRESERVATION OF PURCHASE RIGHTS IN CERTAIN TRANSACTIONS. In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company agrees that a condition of such transaction will be that the Company or such successor or purchasing corporation, as the case may be, shall execute with the Warrantholder an agreement granting the Warrantholder the right thereafter, upon payment of the Exercise Price in effect immediately prior to such action, to receive upon exercise of this Warrant the kind and amount of shares and other securities and property which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had this Warrant been exercised immediately prior to such action. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article
IV. The provisions of this Section 4.04 shall similarly apply to successive consolidations, mergers, sales or conveyances.

         SECTION 4.06: FORM OF WARRANT AFTER ADJUSTMENTS. The form of this Warrant need not be changed because of any adjustments in the Exercise Price or the number or kind of the Warrant Shares, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant as initially issued.

                                    ARTICLE V
              OTHER PROVISIONS RELATING TO RIGHTS OF WARRANTHOLDER

         SECTION 5.01: NO RIGHTS AS SHAREHOLDERS: NOTICES TO WARRANTHOLDERS. Nothing contained in this Warrant shall be construed as conferring upon the Warrantholder or his transferees the

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right to vote or to receive dividends or to consent or to receive notice as shareholders in respect of any meeting of shareholders for the election of directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company. If, however, at any time prior to the expiration or exercise in full of the Warrants, any of the following events shall occur:

                  (a) the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a cash dividend) to the holders of its shares of Common Stock; or

                  (b) the Company shall offer to the holders of its shares of Common Stock any additional shares of Common Stock or Common Stock Equivalents or any right to subscribe thereto; or

                  (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets, and business as an entirety) shall be proposed;

         then, in any one or more of said events, the Company shall give notice of such event to the Warrantholder. Such giving of notice shall be initiated (i) at least 20 days prior to the date fixed as a record date or the date of closing the Company's Stock transfer books for the determination of the shareholders entitled to such dividend, distribution or subscription rights, or for the determination of the shareholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the stock transfer books, as the case may be. Failure to provide such notice shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or proposed dissolution, liquidation or winding up.

         SECTION 5.02: LOST, STOLEN, MUTILATED OR DESTROYED WARRANTS. If this warrant certificate is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnify or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new warrant certificate of like denomination and tenor as, and in substitution for this Warrant.

         SECTION 5.03:     RESERVATION OF SHARES.

                  (a) The Company covenants and agrees that at all times it shall reserve and keep available for the exercise of this Warrant such number of authorized shares of Common Stock as are sufficient to permit the exercise in full of this Warrant.

                  (b) The Company covenants and agrees that all shares of Common Stock issued on exercise of this Warrant will be validly issued, fully paid, nonassessable and free of pre-exemptive rights.

         SECTION 5.04: NO FRACTIONAL SHARES. Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share in connection with the exercise of this Warrant, and in any case where the Warrantholder would, except for the provisions of this Section 5.04 be entitled under the terms of this Warrant to receive a fraction of a share upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant and receipt of the Exercise Price pay to the Warrantholder a cash adjustment in respect of such fraction of a share in an amount equal to such fraction of a share multiplied by the fair market value per share (as determined in good faith by the Company's Board of Directors).

                                   ARTICLE VI
                           TREATMENT OF WARRANTHOLDER

         SECTION 6.01. Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes and the Company shall not be affected by any notice to the contrary.

                                   ARTICLE VII
                                  OTHER MATTERS

         SECTION 7.01: EXPENSES OF TRANSFER. The Company will from time to time promptly pay, subject to the provisions of paragraph (f) of Section 2.02, all taxes and charges that may be imposed upon the Company in respect to the issuance or delivery of Warrant Shares upon the exercise of this Warrant by the Warrantholder.

         SECTION 7.02: AMENDMENTS AND WAIVERS. The provision of this Warrant, including the provisions of this sentence, may not be amended, modified or supplemented, and waiver or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Warrantholder.

         SECTION 7.03: GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of New York without regard to any laws that might otherwise govern under applicable principles of conflicts of laws.

         SECTION 7.04: SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         SECTION 7.05 INTEGRATION/ENTIRE AGREEMENT. This Warrant is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties, or undertakings other than those set forth or referred to herein. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         SECTION 7.06: NOTICES. Notices or demands pursuant to this Warrant to be given or made by the Warrantholder to or on the Company shall be sufficiently given or made if sent (i) by recognized international courier such as Federal Express or DHL, (ii) by first class mail, postage

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

prepaid, addressed, until another address is designated in writing by the Company, or (iii) by facsimile, as follows:

                           eCom Capital, Inc.
                           450 Park Avenue, 10th Floor
                           New York, NY 10022
                           Attention:  Stephen Brown
                           Facsimile:  (212) 755-5451

         With a copy to:

                           Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, NY 10153
                           Attention:  Jeffrey J. Weinberg, Esq.
                           Facsimile:  (212) 310-8007

         Any action or demand authorized by this Warrant to be given or made by the Company to or on the Warrantholder shall be sufficiently given or made if sent (i) by recognized international courier such as Federal Express or DHL,
(ii) by first class mail, postage prepaid addressed, until another address is designated in writing by the Company, or (iii) by facsimile, as follows:

                           Change Technology Partners, Inc.
                           537 Steamboat Ave.
                           Greenwich, CT  06830
                           Attention: William Avery
                           Facsimile: (203) 661-1331

         With a copy to:

                           Paul, Weiss, Rifkind, Wharton & Garrison
                           1285 Avenue of the Americas
                           New York, NY 10019
                           Attention:  James M. Dubin
                           Facsimile:  (212) 757-3990

         SECTION 7.07: HEADINGS. The Article headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

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

         IN WITNESS WHEREOF, this Warrant has been duly executed by the Company as of the 28th day of August, 2001.


                                        ECOM CAPITAL, INC.


                                        By: /S/ STEPHEN L. BROWN
                                            ------------------------
                                            Name: Stephen L. Brown
                                            Title: President

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                                                                         ANNEX A
                                                                         -------

                                SUBSCRIPTION FORM
                                -----------------


(To be Executed by the Warrantholder if It Desires to Exercise the Warrant)


TO:

         The Undersigned ______________________________________

                                        (Name of Warrantholder)


                                        (----------------------------)
                                        (Please insert SS# or other identifying
                                        number of subscriber)

hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to (i) purchase thereunder, _____ shares of Common Stock (as defined in the Warrrant) provided for therein and tenders payment herewith to the order of eCom Capital, Inc. in the amount of $___________ or (ii) purchase ________ shares of Common Stock pursuant to the exercise of the Cashless Exercise (as defined in the Warrant) provisions of the Warrant. The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name:             _________________________________________________

Address:          _________________________________________________

Deliver to:       _________________________________________________

Address:          _________________________________________________


Date:             ___________ __, 200_

                                        Signature:  __________________________

                                        Note: The signature of this Subscription must correspond with the name as written upon the face of this Warrant in every particular without alteration or enlargement or any change whatsoever.

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